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                                                                               .
                                                                     Exhibit 4.2

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
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----------                                                                                                                ----------
  NUMBER                                      (MOLECULAR INSIGHT PHARMACEUTICALS LOGO)                                      SHARES
MIP ______                                                                                                                  ______
----------                                                                                                                ----------

      COMMON STOCK                             MOLECULAR INSIGHT PHARMACEUTICALS, INC.                            CUSIP 60852M 10 4
PAR VALUE $0.01 PER SHARE         INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS                 SEE REVERSE FOR
                                                                                                                 CERTAIN DEFINITIONS

THIS CERTIFIES THAT





is the owner of

                       FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $0.01 PER SHARE, OF

                                               MOLECULAR INSIGHT PHARMACEUTICALS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this
Certificate, properly endorsed. This Certificate and the shares represented hereby are issued under and shall be held subject to the laws of the Commonwealth of Massachusetts and the Articles of Organization and By-Laws of the Corporation and all amendments thereto, copies of which are on file with the Transfer Agent, to all of which the holder of this Certificate assents by acceptance hereof.

     This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
       ----------


----------------------------------------                                                    ----------------------------------------
                               SECRETARY                                                                                   PRESIDENT


                                                               (SEAL)
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     The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences, and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations, or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
TEN COM - as tenants in common    UNIF GIFT MIN ACT- ____________ Custodian ____________
TEN ENT - as tenants by the                             (Cust)                 (Minor)
          entireties
JT TEN  - as joint tenants with                      under Uniform Gifts to Minors
          right of survivorship                      Act ________________
          and not as tenants in                               (State)
          common
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     Additional abbreviations may also be used though not in the above list.

For value received, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

______________________________________

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________________


                                        ----------------------------------------
                                NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                        CORRESPOND WITH THE NAME AS WRITTEN UPON
                                        THE FACE OF THE CERTIFICATE IN EVERY
                                        PARTICULAR, WITHOUT ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:


-------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE
17Ad-15.